PAINEWEBBER BALANCED FUND

PERFORMANCE AT A GLANCE
================================================================================

        Comparison of the change of a $10,000 investment in PaineWebber Balanced Fund (B) versus the S&P 500 Index and the Lehman Brothers Intermediate Treasury Bond Index



[The following information represents a line chart in the printed piece]


The following graph depicts the performance of PaineWebber Balanced Fund (B) versus the S&P 500 Index and the Lehman Brothers Intermediate Treasury Bond Index. It is important to note PaineWebber Balanced Fund is a professionally managed mutual fund, while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

++ For the period August 31, 1996 through August 31, 1997. Lipper ranked the Fund's class A shares #18 of 327 balanced funds. For the five-year and life (July 1, 1991 through August 31, 1997) periods, the Fund ranked in the third quartile (#51 of 90 funds and #42 of 72 funds, respectively). Class B shares: for the period from August 31, 1996 through August 31, 1997, the Fund ranked in the first quartile (#28 of 327 funds). For the five- and ten-year periods ended August 31, 1997, the Fund ranked in the third quartile (#67 of 90 funds and #27 of 42 funds, respectively). Rankings do not account for sales charges; if included, rankings may differ.

Date    PaineWebber          S&P 500       Lehman Bros. Int. Tsy
        Balanced Fund        Index         Bond Index
        Class B

12/86       10000            10000            10000
8/87        10127            13890            10055
8/88        10844            11418            10782
8/89        12381            15892            11967
8/90        12255            15099            12927
8/91        14169            19151            14557
8/92        15256            20667            16434
8/93        17112            23808            17873
8/94        17032            25108            17820
8/95        19076            30482            19412
8/96        20565            36181            20275
8/97        26709            50875            21888



Past performance is not predictive of future performance.

The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different classes.




AVERAGE ANNUAL TOTAL RETURN
                                                                                                          Commencement of
                                                      Twelve Months     Five Years       Ten Years          Operations
                                                       Ended 8/31/97   Ended 8/31/97   Ended 8/31/97     Through 8/31/97+
    % Return Without Deducting       Class A *            30.67%          12.64%           NA                 12.34%
          Maximum Sales Charge       Class B **           29.70%          11.81%          10.44%               9.59%
                                     Class C ***          29.70%          11.82%           NA                 11.73%


      % Return After Deducting       Class A *            24.84%          11.60%           NA                 11.50%
          Maximum Sales Charge       Class B **           24.70%          11.56%          10.44%               9.59%
                                     Class C ***          28.70%          11.82%           NA                 11.73%


  * Maximum sales charge for Class A shares if 4.5% of the public offering price. Class A shares bear ongoing 12b-1 services fees.

 ** Maximum  contingent  deferred  sales  charge for Class B shares is 5% and is
    reduced  to  0%  after  six  years.   Class  B  shares  bear  ongoing  12b-1
    distribution and service fees.

*** Maximum contingent deferred sales charges for Class C shares is 1% and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

  + Commencement  of operations was July 1, 1991,  December 12, 1986 and July 2,
    1992 for Class A, Class B and Class C shares, respectively.

Note: The Fund offers Class Y shares to INSIGHT Investment Advisory Program participants. For the year ended August 31, 1997, there were no Class Y shares outstanding.

The data above represents past performance of the Fund's shares, which is no guarantee of future results.

The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ANNUAL REPORT


PAINEWEBBER
BALANCED FUND

PORTFOLIO BREAKDOWN
(as a % of net assets as of
August 31, 1997)


[The following information represents a pie chart in the printed piece]


Common Stocks ......................    61.01%
Preferred Stocks ...................     1.48%
Corporate Bonds ....................    10.09%
Convertible Bonds ..................     0.65%
U.S. Government Obligations ........    10.86%
Mortgage-Backed Securities .........    10.80%
Cash & Cash Equivalents ............     5.11%




                                                                October 15, 1997
Dear Shareholder,

     We are pleased to present the annual report for PaineWebber Balanced Fund for the year ended August 31, 1997.

GENERAL MARKET OVERVIEW
================================================================================

    STOCKS--The stock market reached historical highs over the fiscal year, as the bull market continued its record run. However, the heights achieved by the stock market were accompanied by volatility. In fact, for a brief period of time early in the summer of 1996, disappointing earnings announcements contributed to the first meaningful overall stock market correction since 1994. By the end of August, growing investor confidence returned money to the market, propelling the Standard & Poor's 500 Index, a commonly used measure of stock market performance, to record highs. Early winter 1997, too, was characterized by significant gains in the stock market, but persistent above-trend economic growth prompted the Federal Reserve to raise interest rates by 25 basis points in March. Despite this preemptive strike against inflation and the volatile and difficult financial markets that ensued, stocks once again rallied on signs that economic growth was decelerating and that the Fed would not move again on interest rates.

     BONDS--By mid-summer 1996, a moderating economy bolstered bonds--a fleeting situation as fears of an overheating economy again emerged. This on/off pattern repeated itself through the fall. 1997 began on a resoundingly bad note, as the Fed's decision to raise short-term interest rates in March and expectations of further Fed tightening contributed to negative returns in virtually every bond sector over the first quarter of the year. Good news, however, came on April 28th, when the report of the Employment Cost Index--considered the most comprehensive wage-inflation indicator, and critical to Federal Reserve policy--presented a still benign inflation outlook. This information, combined with other factors, turned market sentiment extremely bullish. Bonds entered a prolonged rally that, fueled by additional favorable inflation data, continued into early August.

                                                                   ANNUAL REPORT

PORTFOLIO REVIEW
================================================================================

    PERFORMANCE--PaineWebber Balanced Fund's total return (the net asset value change with dividends reinvested) for the year ended August 31, 1997, without deducting sales charges, was 30.67% for Class A shares, 29.70% for Class B shares and 29.70% for Class C shares. For shareowners who purchased or redeemed Fund shares during the period the Fund's total return may have been lower; for example, after deducting the maximum applicable sales charges, the Fund's total return for the period was 24.84% for Class A shares, 24.70% for Class B shares and 28.70% for Class C shares.

     Over the period, the Fund's Class A shares easily outperformed the 23.87% return of its Lipper Balanced Fund Peer Group Average, which ranks the Fund in the first quartile within its peer group of 327 funds.++

     PORTFOLIO POSITIONING--Mitchell Hutchins develops consensus expectations for key economic variables such as interest rates, profit growth and inflation, and then applies fundamental valuation techniques to this data. Based on this analysis, there were no indicators that warranted a deviation from the Fund's existing allocation throughout the fiscal year. Therefore, as of August 31, 1997, 61.0% of the Fund's assets were invested in common stocks, 1.5% in preferred stocks, 32.4% in U.S. Government obligations, corporate bonds and mortgage obligations, and 5.1% in cash and cash equivalents.

     PORTFOLIO HIGHLIGHTS--EQUITY SECTOR: During the fiscal year, several of the industries in which the Fund was overweighted especially benefited Fund performance. These included the financial, energy and technology industries.

     The buoying effects of industry consolidation and the increasing number of baby boomers who are turning to financial services companies helped contribute to the financial sector's (13.3% of net assets as of August 31, 1997) strong showing during the period. Of our positions in this industry, one deserves specific mention. Travelers Group Incorporated (at 1.5% of net assets, the Fund's largest equity holding) is well-poised to benefit from a number of recent strategic acquisitions. In particular, the company's purchase of Salomon Brothers should be positive for earnings as it increases Travelers' investment banking capabilities, fixed income trading operations and presence in the global market.

     Recovery from depressed conditions, especially in oil services, contributed to positive performance in the energy sector (8.6% of net assets as of August 31, 1997). Overbuilding throughout the early 1980s had plunged the energy industry into a depressed state from which it is only recently emerging. In particular, oil services companies, perhaps the hardest-hit, are operating more efficiently. Therefore, we invested in companies such as Halliburton Company (1.4%), which is directly benefiting from an increasing demand for oil services equipment to rebuild reserve bases.

     Another sector of note was technology (9.6% of net assets as of August 31, 1997). Volatility brought about by forecasts of overall earnings disappointments created an unfavorable environment for technology companies early in the period. Toward the end



         PAINEWEBBER
         BALANCED FUND
         PROFILE

         GOAL:
         High total return with low volatility.

         PORTFOLIO  MANAGERS:
         T. Kirkham Barneby,
         Asset Allocator;
         Mark Tincher,
         Equity Sector;
         Dennis McCauley,
         Fixed Income Sector;
         Susan Ryan,
         Money Market Sector,
         MH Asset Management Inc.

         TOTAL NET ASSETS:
         $207.9 million as of
         August 31, 1997

         DIVIDEND PAYMENTS:
         Semiannually
of the Fund's fiscal year, however, the industry began to recover. Our position in Compaq Computer Corporation (1.3%), one of the top-performing technology companies, proved particularly advantageous as cost cutting, new product development and expanded distribution resulted in growing market share that increased the company's earning estimates.

     PORTFOLIO HIGHLIGHTS--FIXED INCOME SECTOR: A continuation of strong economic growth and our concern that the Fed would continue to tighten monetary policy led us to maintain a largely defensive portfolio over the year. Additionally, in keeping with our emphasis on value addition via portfolio yield, we increased the portfolio's allocation to a mixture of Treasury debentures (10.9% of net assets as of August 31, 1997), mortgage-backed securities (MBS) (10.8%) and corporate bonds (10.7%). We believed that an environment of low volatility and robust corporate profits argued well for the outperformance of the corporate and MBS sectors versus Treasuries.


OUTLOOK
================================================================================

    As of this writing, the stock market has experienced a significant change in market cap leadership. The more cyclical small- and mid-cap markets outpaced the more defensive, large-cap-oriented S&P 500 Index by over eight percentage points in the third quarter, due to better-than-expected reported earnings. As a result, the three markets, small-, mid- and large-cap, as measured by their respective indices, the S&P 600, the S&P 400 and the S&P 500, have all generated returns of approximately 30% year-to-date. Still, we expect S&P 500 earnings growth of 10% by the end of 1997, based on our forecast that the large-cap market is fairly valued and that a low inflationary, moderate growth economy will continue. Furthermore, we believe small-caps have more room to grow relative to large-caps. In light of these prospects, we will maintain a percentage of net assets in small- and mid-cap companies. Longer term, for as long as the market's four primary drivers--interest rates, corporate earnings, savings rates and the budget deficit--continue to perform as they have, stock prices are likely to rise. However, if any of these drivers is upset, we expect stocks to become increasingly more volatile and susceptible to correction.

     We believe the fixed income market will remain in a trading range between 6.25% and 7.25%, given that we see little risk of a recession and expect the Fed to retain a tightening bias. We also anticipate that the demand for spread products--both corporate bonds and MBS--will remain strong. The current economic backdrop of strong economic growth, healthy corporate profitability and good cash flow growth provides favorable fundamental support to the corporate bond asset class, while low volatility and limited net issuance should continue to support MBS valuations.

     While the expected excess returns for both stocks and bonds are a bit below historical norms, they are not low enough to warrant a change in the way the Fund's assets are currently allocated. As a result, we expect to maintain our portfolio allocations of approximately 60% stocks, 35% bonds and 5% cash.

     Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support, and welcome any comments or questions you may have.


Sincerely,


/s/Margo Alexander                                /s/T. Kirkham Barneby
------------------------                          ------------------------------
MARGO N. ALEXANDER                                T. KIRKHAM BARNEBY
President,                                        Managing Director and Chief
Mitchell Hutchins                                 Investment Officer--
Asset Management Inc.                             Quantitative Investments,
                                                  Mitchell Hutchins
                                                  Asset Management Inc.



/s/Dennis L. McCauley                             /s/Mark A. Tincher
------------------------------                    ------------------------------
DENNIS L. MCCAULEY                                MARK A. TINCHER
Managing Director and                             Managing Director and
Chief Investment Officer--                        Chief Investment Officer--
Fixed Income, Mitchell Hutchins                   Equities, Mitchell Hutchins
Asset Management Inc.                             Asset Management Inc.


/s/Susan P. Ryan
-------------------
SUSAN P. RYAN
Senior Vice President,
Mitchell Hutchins Asset Management Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended August 31, 1997 and reflects our views at the time we are writing this report. Of course, these views may change in response to changing circumstances. We encourage you to consult your investment executive regarding your personal investment program.

++Please refer to page 1 for additional performance information.

PAINEWEBBER BALANCED FUND



PERFORMANCE RESULTS (unaudited)

                                                 NET ASSET VALUE                                          TOTAL RETURN1
                                  --------------------------------------------                 -------------------------------------
                                                                                                 12 MONTHS           6 MONTHS
                               8/31/97               2/28/97               8/31/96            ENDED 08/31/97      ENDED 08/31/97
------------------------------------------------------------------------------------------------------------------------------------
Class A Shares                 $12.50                $10.92                $10.27                  30.67%              15.36%
------------------------------------------------------------------------------------------------------------------------------------
Class B Shares                  12.70                 11.09                 10.42                  29.70               15.04
------------------------------------------------------------------------------------------------------------------------------------
Class C Shares                  12.52                 10.95                 10.29                  29.70               14.90
------------------------------------------------------------------------------------------------------------------------------------


PERFORMANCE SUMMARY
CLASS A SHARES

                                      NET ASSET VALUE
                            ----------------------------------          CAPITAL GAINS             DIVIDENDS            TOTAL
PERIOD COVERED                BEGINNING              ENDING              DISTRIBUTED                PAID              RETURN1
------------------------------------------------------------------------------------------------------------------------------------
07/1/91-12/31/91               $10.09                $11.02                    --                   $0.2293            11.53%
------------------------------------------------------------------------------------------------------------------------------------
1992                            11.02                 11.24                    --                    0.3414             5.18
------------------------------------------------------------------------------------------------------------------------------------
1993                            11.24                 11.94                 $0.7771                  0.2510            15.63
------------------------------------------------------------------------------------------------------------------------------------
1994                            11.94                  9.32                  1.2011                  0.2311            (9.88)
------------------------------------------------------------------------------------------------------------------------------------
1995                             9.32                 10.41                  0.7468                  0.3100            23.13
------------------------------------------------------------------------------------------------------------------------------------
1996                            10.41                 10.61                  1.0303                  0.2516            14.74
------------------------------------------------------------------------------------------------------------------------------------
01/01/97-08/31/97               10.61                 12.50                    --                    0.0926            18.73
------------------------------------------------------------------------------------------------------------------------------------
                                                                 Totals:    $3.7553                 $1.7070
------------------------------------------------------------------------------------------------------------------------------------
                                                                           CUMULATIVE TOTAL RETURN AS OF 08/31/97:    105.06%
------------------------------------------------------------------------------------------------------------------------------------


PERFORMANCE SUMMARY
CLASS B SHARES
                                      NET ASSET VALUE
                            ----------------------------------          CAPITAL GAINS             DIVIDENDS            TOTAL
PERIOD COVERED                BEGINNING              ENDING              DISTRIBUTED                PAID              RETURN1
------------------------------------------------------------------------------------------------------------------------------------
12/12/86-12/31/86              $10.00                $ 9.76                    --                      --              (2.40)%
------------------------------------------------------------------------------------------------------------------------------------
1987                             9.76                  9.27                 $0.1687                 $0.4407             1.21
------------------------------------------------------------------------------------------------------------------------------------
1988                             9.27                  9.79                    --                    0.5225            11.34
------------------------------------------------------------------------------------------------------------------------------------
1989                             9.79                 10.03                  0.1286                  0.6768            10.84
------------------------------------------------------------------------------------------------------------------------------------
1990                            10.03                  9.60                  0.0021                  0.6200             1.95
------------------------------------------------------------------------------------------------------------------------------------
1991                             9.60                 11.01                    --                    0.3478            18.52
------------------------------------------------------------------------------------------------------------------------------------
1992                            11.01                 11.28                    --                    0.2146             4.46
------------------------------------------------------------------------------------------------------------------------------------
1993                            11.28                 12.02                  0.7771                  0.1173            14.66
------------------------------------------------------------------------------------------------------------------------------------
1994                            12.02                  9.43                  1.2011                  0.1189           (10.51)
------------------------------------------------------------------------------------------------------------------------------------
1995                             9.43                 10.57                  0.7468                  0.2049            22.23
------------------------------------------------------------------------------------------------------------------------------------
1996                            10.57                 10.79                  1.0303                  0.1632            13.81
------------------------------------------------------------------------------------------------------------------------------------
01/01/97-08/31/97               10.79                 12.70                    --                    0.0556            18.24
------------------------------------------------------------------------------------------------------------------------------------
                                                                 Totals:    $4.0547                 $3.4823
------------------------------------------------------------------------------------------------------------------------------------
                                                                            CUMULATIVE TOTAL RETURN AS OF 08/31/97:   167.09%
------------------------------------------------------------------------------------------------------------------------------------


PERFORMANCE SUMMARY
CLASS C SHARES
                                      NET ASSET VALUE
                            ----------------------------------          CAPITAL GAINS             DIVIDENDS            TOTAL
PERIOD COVERED                BEGINNING              ENDING              DISTRIBUTED                PAID              RETURN1
------------------------------------------------------------------------------------------------------------------------------------
07/02/92-12/31/92              $10.86                $11.25                    --                   $0.1619             5.08%
------------------------------------------------------------------------------------------------------------------------------------
1993                            11.25                 11.94                 $0.7771                  0.1728            14.79
------------------------------------------------------------------------------------------------------------------------------------
1994                            11.94                  9.35                  1.2011                  0.1313           (10.48)
------------------------------------------------------------------------------------------------------------------------------------
1995                             9.35                 10.45                  0.7468                  0.2188            22.15
------------------------------------------------------------------------------------------------------------------------------------
1996                            10.45                 10.65                  1.0303                  0.1708            13.86
------------------------------------------------------------------------------------------------------------------------------------
01/01/97-08/31/97               10.65                 12.52                    --                    0.0591            18.14
------------------------------------------------------------------------------------------------------------------------------------
                                                                 Totals:    $3.7553                 $0.9147
------------------------------------------------------------------------------------------------------------------------------------
                                                                           CUMULATIVE TOTAL RETURN AS OF 08/31/97:     77.42%
------------------------------------------------------------------------------------------------------------------------------------

1Figures assume reinvestment of all dividends and other distributions at net asset value on the payable dates and do not include sales charges; results for each class would be lower if sales charges were included.

Note: The Fund offers Class Y shares to INSIGHT Investment Advisory Program participants. For the year ended August 31, 1997, there were no Class Y shares outstanding.

1The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER BALANCED FUND

PORTFOLIO OF INVESTMENTS                                         AUGUST 31, 1997

   NUMBER OF
    SHARES                                                                                           VALUE
   --------                                                                                        --------

COMMON STOCKS--61.01%

AGRICULTURE, FOOD & BEVERAGE--0.24%
   14,200        RJR Nabisco Holdings Corporation ...................................              $ 494,338
                                                                                                   ---------

AIRLINES--1.44%
   31,800        AAR Corporation ....................................................              1,067,287
   12,600        AMR Corporation* ...................................................              1,269,450
    8,500        UAL Corporation* ...................................................                647,594
                                                                                                   ---------
                                                                                                   2,984,331
                                                                                                   ---------

APPAREL, RETAIL--1.01%
   47,300        TJX Companies, Incorporated ........................................              1,300,750
   35,900        Woolworth Corporation* .............................................                803,263
                                                                                                   ---------
                                                                                                   2,104,013
                                                                                                   ---------

APPAREL, TEXTILES--0.68%
   18,900        Nine West Group, Incorporated* .....................................                798,525
   15,500        Westpoint Stevens Incorporated* ....................................                620,000
                                                                                                   ---------
                                                                                                   1,418,525
                                                                                                   ---------

BANKS--3.83%
   25,500        BankAmerica Corporation ............................................              1,678,219
   18,900        BB & T Corporation .................................................                978,075
   25,500        Charter One Financial, Incorporated ................................              1,386,562
   22,700        First Union Corporation ............................................              1,091,019
   12,300        NationsBank Corporation ............................................                730,312
   18,900        The Chase Manhattan Corporation ....................................              2,101,444
                                                                                                   ---------
                                                                                                   7,965,631
                                                                                                   ---------

CHEMICALS--1.19%
   31,200        DuPont (E.I.) de Nemours & Company .................................              1,944,150
    8,500        Kerr-Mcgee Corporation .............................................                528,063
                                                                                                   ---------
                                                                                                   2,472,213
                                                                                                   ---------

COMPUTER HARDWARE--3.17%
   23,600        Cisco Systems, Incorporated* .......................................              1,778,850
   41,975        Compaq Computer Corporation* .......................................              2,749,362
   10,600        Dell Computer Corporation* .........................................                869,862
    5,700        International Business Machines Corporation ........................                574,988
    9,000        Seagate Technology, Incorporated* ..................................                343,688
    5,600        Sun Microsystems Incorporated* .....................................                268,800
                                                                                                   ---------
                                                                                                   6,585,550
                                                                                                   ---------

COMPUTER SOFTWARE--1.60%
   27,400        Cadence Design Systems Incorporated* ...............................              1,303,213
   18,000        Computer Associates International Incorporated .....................              1,203,750
   23,600        Sterling Software Incorporated* ....................................                809,775
                                                                                                   ---------
                                                                                                   3,316,738
                                                                                                   ---------


                                                                                                           7


PAINEWEBBER BALANCED FUND


   NUMBER OF
    SHARES                                                                                           VALUE
   --------                                                                                        --------

COMMON STOCKS--(continued)

Construction, Real Property--1.73%
   15,100        Chelsea GCA Realty Incorporated ....................................              $ 567,194
    3,000        Crescent Operating Incorporated* ...................................                 48,375
   28,400        Crescent Real Estate Equities ......................................                898,150
   28,462        Equity Residential Properties Trust ................................              1,385,744
   15,000        Starwood Lodging Corporation .......................................                692,812
                                                                                                   ---------
                                                                                                   3,592,275
                                                                                                   ---------

Consumer Durables--0.23%
   23,300        Furniture Brands International Incorporated* .......................                410,663
    2,700        Interface, Incorporated ............................................                 75,600
                                                                                                   ---------
                                                                                                     486,263
                                                                                                   ---------

Defense/Aerospace--3.62%
   34,500        Allied-Signal, Incorporated ........................................              2,848,406
   31,155        Boeing Company .....................................................              1,696,000
   11,300        Lockheed Martin Corporation ........................................              1,171,669
   26,500        Loral Space Communications Corporation* ............................                463,750
   14,200        Precision Castparts Corporation ....................................                917,675
   14,200        Tracor Incorporated* ...............................................                427,775
                                                                                                   ---------
                                                                                                   7,525,275
                                                                                                   ---------

Diversified Retail--1.42%
   26,625        Dayton Hudson Corporation ..........................................              1,517,625
   23,600        Federated Department Stores, Incorporated* .........................                991,200
    8,500        Fred Meyer Incorporated* ...........................................                442,000
                                                                                                   ---------
                                                                                                   2,950,825
                                                                                                   ---------

Drugs & Medicine--2.55%
   10,450        Amerisource Health Corporation .....................................                523,153
   24,100        Bergen Brunswig Corporation ........................................              1,012,200
   11,300        Bristol-Myers Squibb Company .......................................                858,800
   11,900        Pfizer, Incorporated ...............................................                658,963
   28,400        Schering-Plough Corporation ........................................              1,363,200
   17,000        Watson Pharmaceuticals, Incorporated* ..............................                893,562
                                                                                                   ---------
                                                                                                   5,309,878
                                                                                                   ---------

Electrical Equipment--0.96%
   26,400        SCI Systems Incorporated* ..........................................              1,037,850
   16,800        Ultratech Stepper, Incorporated* ...................................                483,000
   14,200        Waters Corporation* ................................................                473,038
                                                                                                   ---------
                                                                                                   1,993,888
                                                                                                   ---------

Electrical Power--0.32%
   25,500        Westinghouse Electric Corporation ..................................                656,625
                                                                                                   ---------


PAINEWEBBER BALANCED FUND


   NUMBER OF
    SHARES                                                                                           VALUE
   --------                                                                                        --------

COMMON STOCKS--(continued)

ENERGY RESERVES & PRODUCTION--2.78%
   12,300        Amoco Corporation ..................................................             $1,163,119
   12,600        British Petroleum, plc, ADR ........................................              1,066,275
   14,200        Mobil Corporation ..................................................              1,033,050
   18,900        Royal Dutch Petroleum Company ......................................                959,175
   13,450        Texaco, Incorporated ...............................................              1,550,112
                                                                                                   ---------
                                                                                                   5,771,731
                                                                                                   ---------

FINANCIAL SERVICES--2.03%
   18,900        American Express Company ...........................................              1,469,475
   18,000        Countrywide Credit Industries, Incorporated ........................                606,375
   29,900        Morgan Stanley, Dean Witter, Discover & Company ....................              1,438,937
    5,200        SLM Holding Corporation ............................................                704,600
                                                                                                   ---------
                                                                                                   4,219,387
                                                                                                   ---------

FOREST PRODUCTS, PAPER--0.36%
   18,000        Fort James Corporation(1) ..........................................                756,000
                                                                                                   ---------

FOOD RETAIL--0.56%
   22,700        Safeway Incorporated* ..............................................              1,156,281
                                                                                                   ---------

GAS UTILITY--0.71%
   11,800        Columbia Gas System, Incorporated ..................................                778,800
   22,700        MCN Corporation ....................................................                696,606
                                                                                                   ---------
                                                                                                   1,475,406
                                                                                                   ---------

HEAVY MACHINERY--1.15%
   22,700        Agco Corporation ...................................................                737,750
   28,400        Caterpillar, Incorporated ..........................................              1,648,975
                                                                                                   ---------
                                                                                                   2,386,725
                                                                                                   ---------

HOTELS--0.85%
   23,600        Hilton Hotels Corporation ..........................................                724,225
    9,500        Marriott International, Incorporated ...............................                632,344
   21,600        Prime Hospitality Corporation* .....................................                410,400
                                                                                                   ---------
                                                                                                   1,766,969
                                                                                                   ---------

INDUSTRIAL PARTS--2.13%
    7,100        American Standard Companies Incorporated* ..........................                333,700
   21,300        Crane Company ......................................................                939,863
   33,100        Ingersoll Rand Company .............................................              1,990,137
   15,100        United Technologies Corporation ....................................              1,178,744
                                                                                                   ---------
                                                                                                   4,442,444
                                                                                                   ---------

INFORMATION & COMPUTER SERVICES--0.34%
   23,400        Valassis Communications Incorporated ...............................                710,775
                                                                                                   ---------

LEISURE--0.49%
   14,200        Philips Electronics N. V ...........................................              1,017,075
                                                                                                   ---------



PAINEWEBBER BALANCED FUND


   NUMBER OF
    SHARES                                                                                           VALUE
   --------                                                                                        --------

COMMON STOCKS--(continued)

LIFE INSURANCE--1.70%
   26,000        Conseco Incorporated ...............................................             $1,118,000
   18,900        Reliastar Financial Corporation ....................................              1,412,775
   18,900        SunAmerica Incorporated ............................................              1,018,238
                                                                                                   ---------
                                                                                                   3,549,013
                                                                                                   ---------

LONG DISTANCE & PHONE COMPANIES--0.55%
   15,900        Bell Atlantic Corporation ..........................................              1,150,763
                                                                                                   ---------

MANUFACTURING--GENERAL--0.20%
   13,100        Lucasvarity plc* ...................................................                415,106
                                                                                                   ---------

MANUFACTURING--HIGH TECHNOLOGY--1.28%
   24,100        Johnson Controls, Incorporated .....................................              1,149,269
   21,300        KLA-Tencor Corporation* ............................................              1,509,637
                                                                                                   ---------
                                                                                                   2,658,906
                                                                                                   ---------

MEDICAL PRODUCTS--1.62%
    7,600        Johnson & Johnson ..................................................                430,825
   37,509        Tyco International Limited(1) ......................................              2,942,112
                                                                                                   ---------
                                                                                                   3,372,937
                                                                                                   ---------

MEDICAL PROVIDERS--1.39%
   18,900        HEALTHSOUTH Corporation* ...........................................                471,319
   14,200        Lincare Holdings Incorporated*(1) ..................................                677,162
   63,800        Tenet Healthcare Corporation* ......................................              1,738,550
                                                                                                   ---------
                                                                                                   2,887,031
                                                                                                   ---------

MINING & METALS--1.60%
   23,600        Freeport-McMoran Copper & Gold, Incorporated .......................                660,800
   29,600        Ispat International N. V.* .........................................                793,650
   14,200        Phelps Dodge Corporation ...........................................              1,142,212
   20,000        Steel Dynamics, Incorporated* ......................................                505,000
    8,400        Wyman Gordon Company* ..............................................                229,425
                                                                                                   ---------
                                                                                                   3,331,087
                                                                                                   ---------

MOTOR VEHICLES AND PARTS--0.86%
   26,000        Chrysler Corporation ...............................................                913,250
   18,900        Lear Corporation* ..................................................                865,856
                                                                                                   ---------
                                                                                                   1,779,106
                                                                                                   ---------

OIL REFINING--2.87%
   18,900        Coastal Corporation ................................................              1,091,475
   37,800        Repsol S.A., ADR ...................................................              1,488,375
   28,400        Tejas Gas Corporation* .............................................              1,349,000
   36,400        Unocal Corporation .................................................              1,421,875
   18,900        USX-Marathon Group .................................................                615,431
                                                                                                   ---------
                                                                                                   5,966,156
                                                                                                   ---------

PAINEWEBBER BALANCED FUND


   NUMBER OF
    SHARES                                                                                           VALUE
   --------                                                                                        --------

COMMON STOCKS--(concluded)

OIL SERVICES--2.93%
   11,300        Camco International Incorporated ...................................              $ 778,287
   19,000        Diamond Offshore Drilling Incorporated* ............................              1,037,875
   17,000        Ensco International Incorporated* ..................................              1,079,500
   12,900        Global Marine Incorporated* ........................................                366,844
   59,100        Halliburton Company ................................................              2,822,025
                                                                                                ------------
                                                                                                   6,084,531
                                                                                                ------------

OTHER INSURANCE--3.78%
   23,600        ACE Limited ........................................................              1,961,750
   18,900        Allstate Corporation ...............................................              1,380,881
   10,650        American International Group Incorporated ..........................              1,005,094
    8,500        CIGNA Corporation ..................................................              1,558,687
   10,800        Loews Corporation ..................................................              1,100,925
   21,300        Travelers Property Casualty Corporation ............................                857,325
                                                                                                ------------
                                                                                                   7,864,662
                                                                                                ------------
PUBLISHING--0.79%
   25,000        Meredith Corporation ...............................................                750,000
   18,900        New York Times Company, Class A ....................................                893,025
                                                                                                ------------
                                                                                                   1,643,025
                                                                                                ------------

RAILROADS--1.11%
   17,750        Canadian Pacific Limited ...........................................                518,078
   44,900        Trinity Industries Incorporated ....................................              1,784,775
                                                                                                ------------
                                                                                                   2,302,853
                                                                                                ------------

SECURITIES & ASSET MANAGEMENT--1.46%
   47,733        Travelers Group Incorporated .......................................              3,031,045
                                                                                                ------------

SEMICONDUCTOR--1.57%
   16,600        Applied Materials, Incorporated* ...................................              1,566,625
    8,400        Integrated Process Equipment Corporation ...........................                277,200
    8,000        Intel Corporation ..................................................                737,000
   19,900        National Semiconductor Corporation* ................................                681,575
                                                                                                ------------
                                                                                                   3,262,400
                                                                                                ------------

SPECIALTY RETAIL--1.04%
   40,356        Dollar General Corporation .........................................              1,672,252
   18,000        General Nutrition Companies, Incorporated* .........................                499,500
                                                                                                ------------
                                                                                                   2,171,752
                                                                                                ------------

THRIFT--0.44%
   18,000        Ahmanson, H F & Company ............................................                913,500
                                                                                                ------------

TOBACCO--0.43%
   20,700        Phillip Morris Companies Incorporated ..............................                903,038
                                                                                                ------------
Total Common Stocks (cost--$91,877,981) .............................................            126,846,072
                                                                                                ------------



PAINEWEBBER BALANCED FUND


   NUMBER OF
    SHARES                                                                                                                 VALUE
   --------                                                                                                               --------


PREFERRED STOCKS--1.48%


FINANCIAL SERVICES--0.57%
   15,000        Devon Financing Trust+ ..............................................................                   $1,175,625
                                                                                                                         ----------
OTHER INSURANCE--0.58%
   15,000        Frontier Financing Trust+ ...........................................................                    1,211,250
                                                                                                                         ----------
THRIFT--0.33%
   11,500        Tosco Financing Trust+ ..............................................................                      688,562
                                                                                                                         ----------
Total Preferred Stocks (cost--$2,075,000)                                                                                 3,075,437
                                                                                                                         ----------

   PRINCIPAL
    AMOUNT                                                              MATURITY              INTEREST
     (000)                                                                DATES                 RATES
   --------                                                              -------               -------

CORPORATE BONDS--10.09%

BANKS--1.36%
     $1,370     ABN Amro Bank ...............................           12/01/26                7.300%                    1,318,603
      1,495     Banc One Corporation Medium Term Note .......           03/24/00                6.700                     1,508,143
                                                                                                                         ----------
                                                                                                                          2,826,746
                                                                                                                         ----------
   CABLE--0.67%
      1,300     Continental Cablevision Incorporated ........           05/15/06                8.300                     1,394,734
                                                                                                                         ----------

FINANCIAL SERVICES--3.94%
      1,300     Bear Stearns Companies Incorporated .........           03/01/07                7.000                     1,289,788
      1,950     BT Institutional Capital Trust A+ ...........           12/01/26                8.090                     1,938,789
        700     First Industrial, LP ........................           05/15/27                7.150                       699,038
      1,600     Ford Motor Credit Company ...................           01/25/01                5.750                     1,564,402
      1,100     Lehman Brothers Holdings Incorporated .......           09/15/03                7.125                     1,105,784
      1,610     Santander Finance Issuances .................           07/15/05                6.800                     1,588,558
                                                                                                                         ----------
                                                                                                                          8,186,359
                                                                                                                         ----------

LIFE INSURANCE--0.33%
        700     Equitable Life Assurance Society, USA+ ......           12/01/05                6.950                       695,248
                                                                                                                         ----------

OIL SERVICES--0.64%
      1,300     Occidental Petroleum Corporation
                Medium Term Note ............................           09/15/04                8.500                     1,340,729
                                                                                                                         ----------

OTHER INSURANCE--2.28%
      1,200     American Re Corporation .....................           12/15/26                7.450                     1,217,059
      1,300     Loews Corporation ...........................           12/15/06                6.750                     1,271,162
      2,000     Lumbermans Mutual Casualty Company+ .........           07/01/26                9.150                     2,247,244
                                                                                                                         ----------
                                                                                                                          4,735,465
                                                                                                                         ----------
TOBACCO--0.87%
      1,800     Phillip Morris Companies Incorporated .......           01/15/27                7.750                     1,803,683
                                                                                                                         ----------
Total Corporate Bonds (cost--$20,609,230)                                                                                20,982,964
                                                                                                                         ----------


12




   PRINCIPAL
    AMOUNT                                                              MATURITY                  INTEREST
     (000)                                                                DATES                     RATES                 VALUE
   --------                                                              -------                   -------              --------

CONVERTIBLE BONDS--0.65%

INDUSTRIAL PARTS--0.09%
      $ 175     Tecnomatix Technologies Limited+ ............           08/15/04                    5.250%               $ 185,500
                                                                                                                        ----------

SPECIALTY RETAIL--0.56%
      1,000     Home Depot Incorporated .....................           10/01/01                    3.250                1,162,500
                                                                                                                        ----------
Total Convertible Bonds (cost--$1,175,000)                                                                              1,348,000
                                                                                                                        ----------

U.S. GOVERNMENT OBLIGATIONS--10.86%
      8,770     U.S. Treasury Bonds .........................           02/15/21                    7.875                9,978,611
     12,249     U.S. Treasury Notes .........................    04/30/99 to 07/15/06         6.375 to 7.750            12,589,153
                                                                                                                        ----------
Total U.S. Government Obligations (cost--$22,271,985) ......                                                            22,567,764
                                                                                                                        ----------

MORTGAGE BACKED SECURITIES--10.80%

FEDERAL NATIONAL MORTGAGE ASSOCIATION--5.22%
      3,670     FNMA ........................................           06/12/00                    6.640                3,686,379
      1,782     FNMA ........................................    01/01/26 to 02/01/26               7.500                1,803,725
      5,435     FNMA TBA ARM ................................             TBA                       6.089                5,380,650
                                                                                                                        ----------
Total Federal National Mortgage Association (cost--$10,878,476)                                                         10,870,754
                                                                                                                        ----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--2.18%
      4,276     GNMA (cost--$4,507,145) ....................            11/15/17                    8.500                4,528,115
                                                                                                                        ----------

COLLATERALIZED MORTGAGE OBLIGATIONS--3.40%
        675     Amresco Commercial Mortgage Funding I
                Corporation, Series 1997-C1, Class A1 .......           06/17/29                    6.730                  677,490
        290     CS First Boston Mortgage Securities
                Corporation, Series 1995-WF1, Class A1 ......           12/21/27                    6.452                  287,599
        462     CS First Boston Mortgage Securities
                Corporation, Series 1997-2, Class A + .......           06/25/20                    7.500                  464,689
        424     DLJ Mortgage Acceptance Corporation,
                Series 1997-CF1, Class A1A + ................           05/15/06                    7.400                  436,878
        728     FDIC REMIC, Series 1994-C1, Class 2A2 .......           09/25/25                    7.850                  733,683
        577     FDIC REMIC, Series 1996-C1, Class 1A ........           05/25/26                    6.750                  577,709
        673     FNMA REMIC, Series 1996-M6, Class E .........           09/17/19                    7.750                  687,422
        844     FNMA REMIC, Series 1996-M4, Class A .........           03/17/17                    7.750                  860,520
        590     GMAC Commercial Mortgage Security,
                Series 1996-C1, Class A2A ...................           09/15/03                    6.790                  592,792
        644     Merrill Lynch Mortgage Investments
                Incorporated, Series 1996-C1, Class A1 ......           04/25/28                    7.150                  654,183
        400     Morgan Stanley Capital I Incorporated,
                Series 1997-C1, Class A1A ...................           02/15/20                    6.850                  411,445
        678     Morgan Stanley Capital I Incorporated,
                Series 1997-WF1, Class A1 + .................           10/15/06                    6.830                  680,324
                                                                                                                        ----------
Total Collateralized Mortgage Obligations (cost--$7,019,790)                                                             7,064,734
                                                                                                                        ----------
Total Mortgage Backed Securities (cost--$22,405,411) .......                                                            22,463,603
                                                                                                                        ----------

                                                                              13

PAINEWEBBER BALANCED FUND


   PRINCIPAL
    AMOUNT                                                              MATURITY                  INTEREST
     (000)                                                                DATES                     RATES                 VALUE
   --------                                                              -------                   -------              --------

REPURCHASE AGREEMENTS--7.97%
     $8,000     Repurchase agreement dated 08/29/97 with First
                Chicago National Bank Inc., collateralized by
                $7,855,000 U.S. Treasury Notes, 5.875% to 7.500%,
                due 10/31/98 to 11/05/01; proceeds $8,004,933 .......   09/02/97                   5.550%             $ 8,000,000

      8,562     Repurchase agreement dated 08/29/97 with
                Salomon Brothers, Inc., collateralized by
                $8,276,000 U.S.Treasury Notes, 7.750%,
                due 11/30/99; proceeds $8,567,251 ...................   09/02/97                   5.520                8,562,000
                                                                                                                       ----------

Total Repurchase Agreements (cost--$16,562,000) ....................                                                   16,562,000
                                                                                                                       ----------


   NUMBER OF
    SHARES
  ----------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED--1.65%

MONEY MARKET FUNDS--1.65%
  3,310,286     Liquid Assets Portfolio .......................       3,310,286
     98,531     Prime Portfolio ...............................          98,531
     28,483     TempCash Portfolio ............................          28,483
                                                                   ------------
Total Investments of Cash Collateral for Securities Loaned
   (cost--$3,437,300) ........................................        3,437,300
                                                                   ------------
Total Investments (cost--$180,413,907)-104.51% ...............      217,283,140
Liabilities in excess of other assets--(4.51)% ...............       (9,375,787)
                                                                   ------------
Net Assets - 100.00% .........................................     $207,907,353
                                                                   ============

-------------------
*       Non-Income producing security

+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR     American Depositary Receipt

ARM Adjustable Rate Mortgage Security; the interest rate shown is the current rate at August 31, 1997

TBA (To Be Assigned) Securities are purchased on a forward commitment basis with an approximated (generally +/- 1.0%) principal amount and generally stated maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

REMIC   Real Estate Mortgage Investment Conduit

(1)     Security, or portion thereof, was on loan at August 31, 1997




                 See accompanying notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES                              AUGUST 31, 1997



ASSETS
Investments in securities, at value (cost--$180,413,907) .......    $217,283,140
Dividends and interest receivable ..............................         980,890
Receivable for investments sold ................................         285,177
Receivable for fund shares sold ................................          96,925
Other assets ...................................................          72,914
                                                                    ------------
Total assets ...................................................     218,719,046
                                                                    ------------

LIABILITIES
Payable for investments purchased ..............................       5,966,728
Collateral for securities loaned ...............................       3,437,300
Payable for fund shares repurchased ............................         946,369
Payable to affiliate ...........................................         198,931
Due to custodian ...............................................          27,273
Accrued expenses and other liabilities .........................         235,092
                                                                    ------------
Total liabilities ..............................................      10,811,693
                                                                    ------------

NET ASSETS
Capital Stock--$0.001 par value ................................     151,164,453
Undistributed net investment income ............................         823,995
Accumulated net realized gains from investment transactions ....      19,049,672
Net unrealized appreciation of investments .....................      36,869,233
                                                                    ------------
Net assets .....................................................    $207,907,353
                                                                    ============

CLASS A:
Net assets .....................................................    $176,402,596
                                                                    ------------
Shares outstanding .............................................      14,109,296
                                                                    ------------
Net asset value and redemption value per share .................    $      12.50
                                                                    ============
Maximum offering price per share (net asset value plus
  sales charge of 4.50% of offering price) .....................    $      13.09
                                                                    ============

CLASS B:
Net assets .....................................................    $ 22,768,471
                                                                    ------------

Shares outstanding .............................................       1,793,198
                                                                    ------------
Net asset value and offering price per share ...................    $      12.70
                                                                    ============

CLASS C:
Net assets .....................................................    $  8,736,286
                                                                    ------------
Shares outstanding .............................................         697,729
                                                                    ------------
Net asset value and offering price per share ...................    $      12.52
                                                                    ============

                 See accompanying notes to financial statements

STATEMENT OF OPERATIONS

                                                                    For the Year
                                                                        Ended
                                                                     August 31,
                                                                        1997
                                                                    ------------
INVESTMENT INCOME:
Interest ..................................................           $4,923,579
Dividends .................................................            1,858,060
                                                                      ----------
                                                                       6,781,639
                                                                      ----------

EXPENSES:
Investment advisory and administration ....................            1,465,166
Service fees--Class A .....................................              413,824
Service and distribution fees--Class B ....................              220,684
Service and distribution fees--Class C ....................               77,568
Transfer agency and service ...............................              198,458
Reports and notices to shareholders .......................              185,840
State registration ........................................              159,050
Legal and audit ...........................................              143,799
Custody and accounting ....................................              132,193
Directors fees ............................................               15,750
Other expenses ............................................               69,938
                                                                     -----------
                                                                       3,082,270
                                                                     -----------

NET INVESTMENT INCOME .....................................            3,699,369
                                                                     -----------

Realized and unrealized gains from
   investment activities:
Net realized gains from investment
   transactions ...........................................           20,411,884
Net change in unrealized appreciation/
   depreciation of investments ............................           27,967,582
                                                                     -----------
NET REALIZED AND UNREALIZED GAINS
   FROM INVESTMENT ACTIVITIES .............................           48,379,466
                                                                     -----------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ..............................          $52,078,835
                                                                     ===========

STATEMENT OF CHANGES IN NET ASSETS



                                                                                                               For the
                                                                                          For the          Period March 1,
                                                                                        Year Ended          1996 through
                                                                                        August 31,           August 31,
                                                                                           1997                 1996
                                                                                       -------------        ------------

FROM OPERATIONS:
Net investment income ............................................................       $ 3,699,369         $  2,038,956
Net realized gains from investment transactions ..................................        20,411,884            8,010,343
Net change in unrealized appreciation/depreciation of investments ................        27,967,582          (10,090,626)
                                                                                        ------------         ------------
Net increase (decrease) in net assets resulting from operations ..................        52,078,835              (41,327)
                                                                                        ------------         ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income--Class A ...................................................        (3,518,807)          (1,533,387)
Net investment income--Class B ...................................................          (292,933)            (139,866)
Net investment income--Class C ...................................................          (111,333)             (43,823)
Net realized gains from investment transactions--Class A .........................        (7,951,554)          (7,372,463)
Net realized gains from investment transactions--Class B .........................        (1,065,949)          (1,038,147)
Net realized gains from investment transactions--Class C .........................          (367,562)            (319,876)
                                                                                        ------------         ------------
Total dividends and distributions to shareholders ................................       (13,308,138)         (10,447,562)
                                                                                        ------------         ------------

FROM CAPITAL STOCK TRANSACTIONS:
Net proceeds from sale of shares .................................................         6,471,174            2,049,022
Cost of shares repurchased .......................................................       (36,403,282)         (20,078,399)
Proceeds from dividends reinvested ...............................................        12,258,447            9,622,813
                                                                                        ------------         ------------
Net decrease in net assets from capital stock transactions .......................       (17,673,661)          (8,406,564)
                                                                                        ------------         ------------
Net increase (decrease) in net assets ............................................        21,097,036          (18,895,453)
NET ASSETS:
Beginning of period ..............................................................       186,810,317          205,705,770
                                                                                        ------------         ------------
End of period (including undistributed net investment income
  of $823,995 and $1,078,091, respectively) ......................................      $207,907,353         $186,810,317
                                                                                        ============         ============

NOTES TO FINANCIAL STATEMENTS


ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES


     PaineWebber Master Series, Inc. ("Master Series") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company which currently offers two series of shares: PaineWebber Balanced Fund (the "Fund") and PaineWebber Money Market Fund. The financial statements for PaineWebber Money Market Fund are not included herein. At a meeting on November 29, 1995 the Board of Directors elected to change the Fund's fiscal year end from February 28 to August 31.

     Currently, the Fund offers Class A, Class B, Class C and Class Y shares (no Class Y shares were outstanding during the period). Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares approximately six years after issuance. All classes of shares have equal voting privileges except that Class A, Class B and Class C each have exclusive voting rights with respect to their respective service and/or distribution plans. Class Y shares have no service or distribution plan.

     The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

     VALUATION OF INVESTMENTS--Securities which are listed on stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser, administrator and distributor of the Fund as the primary market. Securities traded in the over-the-counter ("OTC") market and listed on the Nasdaq Stock Market, Inc. ("Nasdaq") are valued at the last available sale price, or last bid price available if no sale occurs, on Nasdaq prior to the time of valuation. Where market quotations are readily available, debt securities are valued thereon, provided such quotations adequately reflect the fair value of the securities in the judgment of Mitchell Hutchins. When market quotations are not readily available, securities are valued based upon appraisals derived from information concerning those securities or similar securities received from recognized dealers in those securities. All other securities are valued at fair value as determined in good faith by, or under the direction of, the Master Series' Board of Directors. The amortized cost method of valuation is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board of Directors determines that this does not represent fair value.

     REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an

NOTES TO FINANCIAL STATEMENTS


accrual basis. Dividend income is recorded on the ex-dividend date. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

     Income, expenses (excluding class-specific expenses) and realized/ unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

     DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

     The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

INVESTMENT ADVISER AND ADMINISTRATOR

     The Board of Directors of Master Series has approved an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays Mitchell Hutchins an investment advisory and administration fee, which is accrued daily and paid monthly, in accordance with the following schedule:

                                                                         ANNUAL
AVERAGE DAILY NET ASSETS                                                  RATE
--------------------                                                     -------
Up to $500 million .................................................      0.750%
In excess of $500 million up to $1.0 billion .......................      0.725
In excess of $1.0 billion up to $1.5 billion .......................      0.700
In excess of $1.5 billion up to $2.0 billion .......................      0.675
Over $2.0 billion ..................................................      0.650

     At August 31, 1997, the Fund owed Mitchell Hutchins $133,966 in investment advisory and administration fees.

     For the year ended August 31, 1997, the Fund paid $15,564 in brokerage commissions to PaineWebber for transactions executed on behalf of the Fund.

DISTRIBUTION PLANS

    Mitchell Hutchins is the distributor of the Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. Under separate plans of service and/or distribution pertaining to the Class A, Class B and Class C shares, the Fund pays Mitchell Hutchins monthly service fees at an annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares (Class Y shares have no service or distribution plan). At August 31, 1997, the Fund owed Mitchell Hutchins $64,965 in service and distribution fees.

    Mitchell Hutchins also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A,

NOTES TO FINANCIAL STATEMENTS



Class B and Class C shares. Mitchell Hutchins has informed the Fund that for the year ended August 31, 1997, it earned $89,845 in sales charges.

SECURITY LENDING

    The Fund may lend up to 33-1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accordingly. The Fund will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Fund's lending agent is PaineWebber, which received $2,585 in compensation in that capacity from the Fund for the year ended August 31, 1997.

    As of August 31, 1997, the Fund held cash and/or cash equivalents having an aggregate value of $3,437,300 as collateral for portfolio securities loaned having a market value of $3,401,356.

BANK LINE OF CREDIT

    The Fund may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sale or purchase of portfolio securities, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the Funds in the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the year ended August 31, 1997, the fund did not borrow under the Facility.

TRANSFER AGENCY SERVICE FEES

     Prior to August 1, 1997, the Fund paid PaineWebber an annual fee of $4.00 per active PaineWebber shareholder account for certain services not provided by the Funds' transfer agent. For these services for the year ended August 31, 1997, PaineWebber earned $54,420 in service fees from the Fund. Subsequent to August 1, 1997, PaineWebber provides transfer agency related services to the Fund pursuant to a delegation of authority from PFPC, Inc., the Fund's transfer agent. For the period August 1, 1997 to August 31, 1997, PFPC, Inc., paid PaineWebber $7,474 for these services.

INVESTMENT IN SECURITIES

     For federal income tax purposes, the cost of securities owned at August 31, 1997 was substantially the same as the cost of securities for financial statement purposes.

     At August 31, 1997, the components of net unrealized appreciation of investments were as follows:

Gross appreciation (investments having an
    excess of value over cost) ............................        $ 37,706,080
Gross depreciation (investments having an
    excess of cost over value) ............................            (836,847)
                                                                   ------------
Net unrealized appreciation of investments ................        $ 36,869,233
                                                                   ============

    For the year ended August 31, 1997, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

Purchases .................................................        $341,817,558
Sales .....................................................        $361,490,861

NOTES TO FINANCIAL STATEMENTS



FEDERAL TAX STATUS

    The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

     To reflect reclassifications for the Fund arising from permanent "book/tax" differences for the year ended August 31, 1997, undistributed net investment income was decreased by $30,392, accumulated net realized gains from investment transactions were increased by $14,543 and capital stock was increased by $15,849.

CAPITAL STOCK

    There are 10 billion shares of $0.001 par value common stock authorized for Master Series, of which 4 billion is allocated to Balanced Fund. Transactions in shares of common stock were as follows:


                                                   CLASS A                      CLASS B                     CLASS C
                                            --------------------          ------------------          ------------------
                                           SHARES         AMOUNT         SHARES       AMOUNT         SHARES       AMOUNT
                                          --------       ---------       -------     ---------       -------     ---------
FOR THE YEAR ENDED
   AUGUST 31, 1997:
Shares sold ........................        211,758    $  2,447,467      223,601    $ 2,588,152      125,122     $1,435,555
Shares repurchased .................     (2,662,267)    (29,771,297)    (436,949)    (4,978,057)    (145,940)    (1,653,928)
Dividends reinvested ...............        978,372      10,584,456      112,620      1,234,648       40,580        439,343
Shares converted from
   Class B toClass A ...............       250, 416       2,755,806     (246,655)    (2,755,806)          --             --
                                         ----------    ------------     --------    -----------       ------      ---------
Net increase (decrease) ............     (1,221,721)   $(13,983,568)    (347,383)   $(3,911,063)      19,762      $ 220,970
                                         ==========    ============     ========    ===========       ======      =========

FOR THE PERIOD MARCH 1, 1996
  THROUGH AUGUST 31, 1996:
Shares sold ........................         56,574     $   604,881       89,994    $   961,478       45,033      $ 482,663
Shares repurchased .................     (1,544,512)    (16,273,895)    (269,075)    (2,886,820)     (85,653)      (917,684)
Dividends reinvested ...............        799,422       8,218,331      102,843      1,076,033       31,826        328,449
Shares converted from
   Class B toClass A ...............        205,793       2,216,806     (203,043)    (2,216,806)          --             --
                                         ----------    ------------     --------    -----------       ------      ---------
Net decrease .......................       (482,723)    $(5,233,877)    (279,281)   $(3,066,115)      (8,794)     $(106,572)
                                         ==========    ============     ========    ===========       ======      =========

PAINEWEBBER BALANCED FUND


FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD IS PRESENTED BELOW:


                                                                                     CLASS A
                                                 -----------------------------------------------------------------------------------
                                                                  FOR THE
                                                   FOR THE          SIX           FOR THE
                                                    YEAR           MONTHS          YEAR                  FOR THE YEARS ENDED
                                                    ENDED          ENDED           ENDED                    FEBRUARY 28,
                                                 AUGUST 31,      AUGUST 31,     FEBRUARY 29,        -------------------------------
                                                    1997          1996 (3)          1996            1995         1994        1993
                                                  ---------       ---------      ----------         ----         ----        ----

Net asset value,
  beginning of period .....................       $ 10.27         $ 10.85          $ 9.80         $ 12.04       $ 11.54     $ 11.01
                                                 --------        --------        --------        --------      --------    --------
Net investment income .....................          0.23++          0.12++          0.27++          0.26          0.22        0.33
Net realized and unrealized gains
  (losses) from investments ...............          2.79++         (0.12)++         1.84++         (1.07)         1.31        0.54
                                                 --------        --------        --------        --------      --------    --------
Net increase (decrease) from
  investment operations ...................          3.02            0.00            2.11           (0.81)         1.53        0.87
                                                 --------        --------        --------        --------      --------    --------
Dividends from net investment
  income ..................................         (0.24)          (0.10)          (0.31)          (0.23)        (0.25)      (0.34
Distributions from net realized
  gains from investment
  transactions ............................         (0.55)          (0.48)          (0.75)          (1.20)        (0.78)         --
                                                 --------        --------        --------        --------      --------    --------
Total dividends and distributions
  to shareholders .........................         (0.79)          (0.58)          (1.06)          (1.43)        (1.03)      (0.34)
                                                 --------        --------        --------        --------      --------    --------
Net asset value, end of period ............       $ 12.50         $ 10.27         $ 10.85          $ 9.80       $ 12.04     $ 11.54
                                                 ========        ========        ========        ========      ========    ========
Total investment return(1) ................         30.67%           0.03%          22.08%          (6.02)%       13.57%       8.09%
                                                 ========        ========        ========        ========      ========    ========
Ratios/supplemental data:
Net assets, end of period (000's) .........      $176,403        $157,525        $171,609        $174,761      $216,492    $154,594
Expenses to average net assets ............          1.46%           1.34%*          1.29%            1.26%        1.21%       1.18%

Net investment income to average
  net assets ..............................          2.02%           2.19%*          2.55%            2.41%        1.74%       2.52%
Portfolio turnover rate ...................           188%            103%            188%             107%          69%         33%
Average commission rate paid(2) ...........       $0.0600         $0.0600              --               --           --          --



-------------
 *   Annualized

++   Calculated using the average shares outstanding for the period

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.

(2) Effective for fiscal years beginning on or after September 1, 1995, the Fund is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

(3)  Fiscal year changed to August 31.

PAINEWEBBER BALANCED FUND

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD IS PRESENTED BELOW:


                                                                                  CLASS B
                                              -----------------------------------------------------------------------------------
                                                               FOR THE
                                                FOR THE          SIX           FOR THE
                                                 YEAR           MONTHS          YEAR                  FOR THE YEARS ENDED
                                                 ENDED          ENDED           ENDED                    FEBRUARY 28,
                                              AUGUST 31,      AUGUST 31,     FEBRUARY 29,        -------------------------------
                                                 1997          1996 (3)          1996            1995         1994        1993
                                               ---------       ---------      ----------         ----         ----        ----

Net asset value,
  beginning of period .....................     $ 10.42         $ 11.00          $ 9.90         $ 12.10       $ 11.56       $ 10.99
                                                -------         -------         -------         -------       -------      --------
Net investment income .....................        0.14++          0.08++          0.19++          0.44          0.26          0.30
Net realized and unrealized gains
  (losses) from investments ...............        2.84++         (0.11)++         1.86++         (1.32)         1.18          0.48
                                                -------         -------         -------         -------       -------      --------
Net increase (decrease) from
  investment operations ...................        2.98           (0.03)           2.05           (0.88)         1.44          0.78
                                                -------         -------         -------         -------       -------      --------
Dividends from net investment
  income ..................................       (0.15)          (0.07)          (0.20)          (0.12)        (0.12)        (0.21)
Distributions from net realized
  gains from investment
  transactions ............................       (0.55)          (0.48)          (0.75)          (1.20)        (0.78)           --
                                                -------         -------         -------         -------       -------      --------
Total dividends and distributions
  to shareholders .........................       (0.70)          (0.55)          (0.95)          (1.32)        (0.90)        (0.21)
                                                -------         -------         -------         -------       -------      --------
Net asset value, end of period ............     $ 12.70         $ 10.42         $ 11.00          $ 9.90       $ 12.10       $ 11.56
                                                -------         -------         -------         -------       -------      --------

Total investment return(1) ................       29.70%          (0.30)%         21.20%          (6.68)%       12.62%         7.25%
                                                =======         =======         =======         =======       =======      ========
Ratios/supplemental data:
Net assets, end of period (000's) .........     $22,768         $22,307         $26,627         $37,104       $83,178      $160,115
Expenses to average net assets ............        2.22%           2.09%*          2.05%           1.98%         2.05%         1.98%
Net investment income to average
  net assets ..............................        1.27%           1.43%*          1.81%           1.60%         1.00%         2.02%
Portfolio turnover rate ...................         188%            103%            188%            107%           69%           33%
Average commission rate paid(2) ...........     $0.0600         $0.0600              --              --            --            --



-------------
 *   Annualized

++   Calculated using the average shares outstanding for the period

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.

(2) Effective for fiscal years beginning on or after September 1, 1995, the Fund is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

(3)  Fiscal year changed to August 31.

PAINEWEBBER BALANCED FUND


FINANCIAL HIGHLIGHTS (concluded)

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD IS PRESENTED BELOW:


                                                                                    CLASS C
                                              ----------------------------------------------------------------------------------
                                                             FOR THE                                                    FOR THE
                                           FOR THE             SIX             FOR THE                                   PERIOD
                                            YEAR             MONTHS             YEAR         FOR THE YEARS ENDED      JULY 2, 1992+
                                            ENDED            ENDED              ENDED            FEBRUARY 28,            THROUGH
                                         AUGUST 31,        AUGUST 31,       FEBRUARY 29,     --------------------      FEBRUARY 28,
                                            1997            1996 (3)            1996           1995         1994          1993
                                          ---------         ---------        ----------        ----         ----       ----------

Net asset value,
  beginning of period ................     $10.29            $10.88            $ 9.82         $12.03       $ 11.54        $10.86
                                           ------            ------            ------         ------       -------        ------
Net investment income ................       0.14++            0.08++            0.19++         0.19          0.14          0.13
Net realized and unrealized gains
  (losses) from investments ..........       2.80++           (0.12)++           1.84++        (1.07)         1.30          0.71
                                           ------            ------            ------         ------       -------        ------
Net increase (decrease) from
  investment operations ..............       2.94             (0.04)             2.03          (0.88)         1.44          0.84
                                           ------            ------            ------         ------       -------        ------
Dividends from net investment
  income .............................      (0.16)            (0.07)            (0.22)         (0.13)        (0.17)        (0.16)
Distributions from net realized
  gains from investment
  transactions .......................      (0.55)            (0.48)            (0.75)         (1.20)        (0.78)           --
                                           ------            ------            ------         ------       -------        ------
Total dividends and distributions
  to shareholders ....................      (0.71)            (0.55)            (0.97)         (1.33)        (0.95)        (0.16)
                                           ------            ------            ------         ------       -------        ------
Net asset value, end of period .......     $12.52            $10.29            $10.88          $9.82       $ 12.03        $11.54
                                           ======            ======            ======         ======       =======        ======
Total investment return(1) ...........      29.70%            (0.38)%           21.12%         (6.69)%       12.75%         7.78%
                                           ======            ======            ======         ======       =======        ======
Ratios/supplemental data:
Net assets, end of period (000's) ....     $8,736            $6,979            $7,469         $8,525       $12,916        $7,058
Expenses to average net assets .......       2.21%             2.09%*            2.08%          2.01%         1.96%         1.95%*
Net investment income to average
  net assets .........................       1.27%             1.44%*            1.77%          1.62%         0.97%         1.91%*
Portfolio turnover rate ..............        188%              103%              188%           107%           69%           33%
Average commission rate paid(2) ......   $ 0.0600          $ 0.0600                --             --            --            --



----------------
*   Annualized

+   Commencement of issuance of shares

++ Calculated using the average shares outstanding for the period (1)Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.

(2) Effective for fiscal years beginning on or after September 1, 1995, the Fund is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

(3) Fiscal year changed to August 31.

PAINEWEBBER BALANCED FUND

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Directors of PaineWebber Master Series, Inc.

    In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PaineWebber Balanced Fund (one of the portfolios constituting PaineWebber Master Series, hereafter referred to as the "Fund") at August 31, 1997, the results of its operations for the year then ended, the changes in its net assets for the year ended August 31, 1997 and for the period March 1, 1996 through August 31, 1996 and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1997, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York. New York 10036
October 20, 1997

PAINEWEBBER BALANCED FUND


TAX INFORMATION--(unaudited)

    We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (August 31, 1997), as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that the following distributions paid during the fiscal year by the Fund were taxable and are derived from the following sources:

PER SHARE DATA:                          CLASS A       CLASS B       CLASS C
                                         ------        ------        ------
Net investment income* ..............   $0.2437       $0.1537       $0.1637
Short-term capital gains* ...........    0.1094        0.1094        0.1094
Long-term capital gains .............    0.4377        0.4377        0.4377
Percentage of ordinary income
  dividends qualifying for the
  dividends received deduction
  available to corporate
  shareholders ......................     19.75%        19.75%        19.75%


--------------
* Taxable as ordinary income

    Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

    Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar 1997. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 1998. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

PAINEWEBBER BALANCED FUND

TRUSTEES
E. Garrett Bewkes, Jr.                     Mary C. Farrell
CHAIRMAN                                   Meyer Feldberg
Margo N. Alexander                         George W. Gowen
Richard Q. Armstrong                       Frederic V. Malek
Richard R. Burt                            Carl W. Schafer

PRINCIPAL OFFICERS
Margo N. Alexander                         Mark A. Tincher
PRESIDENT                                  VICE PRESIDENT

Victoria E. Schonfeld                      Dennis L. McCauley
VICE PRESIDENT                             VICE PRESIDENT

Dianne E. O'Donnell                        Susan P. Ryan
VICE PRESIDENT AND SECRETARY               VICE PRESIDENT

Paul H. Schubert                           T. Kirkham Barneby
VICE PRESIDENT AND TREASURER               VICE PRESIDENT

INVESTMENT ADVISER
AND ADMINISTRATOR
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019




THIS REPORT IS NOT TO BE USED IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUND UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS.

A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION FOR ANY OF THE FUNDS LISTED ON THE BACK COVER CAN BE OBTAINED FROM A PAINEWEBBER INVESTMENT EXECUTIVE OR CORRESPONDENT FIRM.

READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

=============
PaineWebber offers a family of 22 funds which encompass a diversified range of investment goals.

BOND FUNDS

/b/ High Income Fund
/b/ Investment Grade Income Fund
/b/ Low Duration U.S. Government Income Fund
/b/ Strategic Income Fund
/b/ U.S. Government Income Fund

TAX-FREE BOND FUNDS
/b/ California Tax-Free Income Fund
/b/ Municipal High Income Fund
/b/ National Tax-Free Income Fund
/b/ New York Tax-Free Income Fund

STOCK FUNDS
/b/ Capital Appreciation Fund
/b/ Financial Services Growth Fund
/b/ Growth Fund
/b/ Growth and Income Fund
/b/ Small Cap Fund
/b/ Utility  Income Fund

ASSET  ALLOCATION  FUNDS
/b/ Balanced Fund
/b/ Tactical  Allocation Fund

GLOBAL FUNDS
/b/ Asia Pacific Growth Fund
/b/ Emerging  Markets Equity Fund
/b/ Global Equity Fund
/b/ Global Income Fund

PAINEWEBBER MONEY MARKET FUND


                                     {LOGO]
                                   PaineWebber
                        (C)1997 PaineWebber Incorporated
                                   Member SIPC

   [LOGO]
PaineWebber

=================
BALANCED
FUND

ANNUAL REPORT

AUGUST 31, 1997